                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                          IMPLANT SCIENCES CORPORATION
                (Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

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

                          IMPLANT SCIENCES CORPORATION
                              107 AUDUBON ROAD, #5
                              WAKEFIELD, MA 01880

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON THURSDAY, DECEMBER 7, 2000

                            ------------------------

     You are cordially invited to attend the 2000 Annual Meeting of Stockholders (the "Annual Meeting") of Implant Sciences Corporation (the "Company") to be held on Thursday, December 7, 2000 at 10:00 a.m. at the office of Foley, Hoag & Eliot, LLC, One Post Office Square, Boston, Massachusetts 02109 for the following purposes:

        1. To elect five directors of the Company to serve until the 2001 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified; and

        2. To approve adoption of the Company's 2000 Incentive and Non Qualified Stock Option Plan and the reservation of 300,000 shares of Common Stock for issuance thereunder; and

        3. To consider and act upon any other matters which may properly be brought before the Annual Meeting and at any adjournment(s) or postponement(s)thereof.

     The Board of Directors has fixed the close of business on October 10, 2000 as the record date for determining the stockholders entitled to notice of and to vote at the 2000 Annual Meeting and at any adjournments or postponements thereof. Only stockholders of record of the Company's Common Stock at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

     YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS INFORMATION RELEVANT TO THE ACTIONS TO BE TAKEN AT THE MEETING. IN ORDER TO ASSURE THE PRESENCE OF A QUORUM, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY IF YOU SO DESIRE AT ANY TIME BEFORE IT IS VOTED.

                                            By Order of the Board of Directors

                                            /s/ Stephen N. Bunker
                                            ----------------------------------
                                            STEPHEN N. BUNKER, Clerk

Wakefield, Massachusetts
October 12, 2000

                          IMPLANT SCIENCES CORPORATION
                              107 AUDUBON ROAD #5
                         WAKEFIELD, MASSACHUSETTS 01880

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                      2000 ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON THURSDAY, DECEMBER 7, 2000

                                                                October 12, 2000

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Implant Sciences Corporation (the "Company") for use at the 2000 Annual Meeting of Stockholders of the Company to be held on Thursday, December 7, 2000, at 10:00 am, and at any adjournments or postponements thereof (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to vote upon (i) the election of five directors of the Company (ii) the adoption of the 2000 Incentive and Non Qualified Stock Option Plan and (iii) any other matters properly brought before the Annual Meeting.

     The Company's executive offices are located at 107 Audubon Road, #5, Wakefield, Massachusetts 01880. The Company's telephone number is 781-246-0700. This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about October 13, 2000.

     The Board of Directors has fixed the close of business on October 10, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only stockholders of record of the Company's common stock, par value $.10 per share (the "Common Stock"), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 5,805,370 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

     The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the Annual Meeting is required for the election of directors. Abstentions and broker non-votes are each included in the number of shares present at the Annual Meeting for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

     STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED ON THE PROXY. IF A PROPERLY EXECUTED PROXY IS SUBMITTED AND NO INSTRUCTIONS ARE GIVEN, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE FIVE NOMINEES FOR DIRECTOR OF THE COMPANY NAMED IN THIS PROXY STATEMENT AND FOR THE ADOPTION OF THE 2000 INCENTIVE AND NON QUALIFIED STOCK OPTION PLAN AND THE RESERVATION OF 300,000 SHARES THEREUNDER. IT IS NOT ANTICIPATED THAT ANY MATTER OTHER THAN THOSE SET FORTH IN THIS PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

     A stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above; by filing a duly executed proxy bearing a later date; or by appearing in person and voting by ballot at the Annual Meeting. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

     THE COMPANY'S 2000 ANNUAL REPORT, INCLUDING THE COMPANY'S AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED JUNE 30, 2000, IS BEING MAILED TO STOCKHOLDERS CONCURRENTLY WITH THIS PROXY STATEMENT.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

     The Board of Directors of the Company is currently comprised of five members with each director serving for a term of one year and until their successors are duly elected and qualified.

     At the Annual Meeting, five directors will be elected to serve until the 2001 Annual Meeting and until their successors are duly elected and qualified. The Board of Directors has nominated Anthony J. Armini, Stephen N. Bunker, Robert E. Hoisington, Shunkichi Shimizu and Michael Szycher (the "Nominees"). Each Nominee has indicated his willingness to serve as a director of the Company, and therefore the Board of Directors anticipates that each such Nominee will serve as a director if elected. However, if any person nominated by the Board of Directors is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

INFORMATION REGARDING NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to each director, officer and director nominee, based on information furnished to the Company by each person. The following information is as of October 10, 2000 unless otherwise specified.

                        DIRECTORS AND EXECUTIVE OFFICERS

            NAME              AGE                      POSITION                     DIRECTOR SINCE
            ----              ---                      --------                     --------------
Anthony J. Armini*            62    President, Chief Executive Officer and               1984
                                    Chairman of the Board of Directors
Stephen N. Bunker*            57    Vice President and Chief Scientist, Director         1988
Darlene M. Deptula-Hicks*     43    Vice President and Chief Financial Officer,            --
                                    Treasurer
Alan D. Lucas                 44    Vice President of Marketing Sales and Business         --
                                    Development
Robert E. Hoisington          64    Director                                             1992
Shunkichi Shimizu             55    Director                                             1998
Michael Szycher               62    Director                                             1999

---------------

(*) Executive Officer

     Dr. Anthony J. Armini has been the President, Chief Executive Officer, and Chairman of the Board of Directors since the Company's incorporation. From 1972 to 1984, prior to founding the Company, Dr. Armini was Executive Vice President at Spire Corporation. From 1967 to 1972, Dr. Armini was a Senior Scientist at McDonnell Douglas Corporation. Dr. Armini received his Ph.D. in nuclear physics from the University of California, Los Angeles in 1967. Dr. Armini is the author of eighteen patents and five patents pending in the field of implant technology and fourteen publications in this field. Dr. Armini has over thirty years of experience working with cyclotrons and linear accelerators, the production and characterization of radioisotopes, and fifteen years' experience with ion implantation in the medical and semiconductor fields. Dr. Armini has been nominated to serve on the Board of Directors of CardioTech International, Inc. a publicly traded company of which Dr. Szycher is President and Chief Executive Officer.

     Dr. Stephen N. Bunker has served as the Vice President and Chief Scientist of the Company since 1987 and Director of the Company since 1988. Prior to joining the Company, from 1972 to 1987, Dr. Bunker was a Chief Scientist at Spire Corporation. From 1971 to 1972, Dr. Bunker was an Engineer at McDonnell Douglas

Corporation. Dr. Bunker received his Ph.D. in nuclear physics from the University of California, Los Angeles in 1969. Dr. Bunker is the author of ten patents in the field of implant technology.

     Darlene M. Deptula-Hicks joined the Company in July 1998 as Vice President and Chief Financial Officer. Prior to joining the Company, from 1997 to 1998 Ms. Deptula-Hicks was the Corporate Controller for ABIOMED, Inc., a medical device manufacturer. From 1994 to 1997 Ms. Deptula-Hicks was an independent financial consultant. From 1992 to 1994 Ms. Deptula-Hicks was the Vice President and Chief Financial Officer of GCA, a division of General Signal Corporation, a semiconductor equipment manufacturer. Ms. Deptula-Hicks holds a BS in Accounting and an MBA.

     Alan D. Lucas joined the Company in March 1998 as Vice President of Marketing, Sales and Business Development. Prior to joining the Company, Mr. Lucas accumulated over 20 years' experience in various marketing and business development positions for medical device companies. Most recently, from 1996 to 1998, Mr. Lucas was the Director of Corporate Development at ABIOMED, Inc. From 1994 to 1996, Mr. Lucas was a strategic marketing and sales consultant focused on medical technology. From 1991 to 1994 Mr. Lucas was the Director of Marketing at Vision Sciences, Inc. a developmental stage medical device company.

     Robert E. Hoisington has served on the Board of Directors of the Company since August 1992. He is the President and founder of Management Strategies, a general line consulting firm providing strategic planning for businesses with annual revenues ranging from $10 million to $1 billion since 1985. Prior to founding Management Strategies, Mr. Hoisington was a professional management consultant at Arthur Young & Company.

     Shunkichi Shimizu joined the Company's Board of Directors in March, 1998. He has been the Executive Vice President of TK Holdings, Inc. of Delaware, a subsidiary of Takata Corporation since 1997. Takata Corporation is a manufacturer of seat belts and airbags. Prior to joining Takata Corporation, he served as Head of International Financial Institutions Division at the Bank of Tokyo-Mitsubishi, Ltd., Headquarters.

     Dr. Michael Szycher, joined the Company's Board of Directors in December 1999. He has been President and Chief Executive Officer and Director of CardioTech International, Inc., a publicly traded manufacturer of medical devices and biocompatible polymers since 1996. From 1988 to 1996, Dr. Szycher was Chairman and Chief Technology Officer of Polymedica Industries. Dr. Szycher is a recognized authority on polyurethanes and blood compatible polymers. He is the editor of six books on various subjects in blood compatible materials and devices and the author of eighty original research articles. Dr. Szycher is also Editor-in-Chief of the quarterly publication Journal of Biomaterial Applications.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors of the Company held eight meetings during the fiscal year ended June 30, 2000 which were fully attended. The Company has standing Audit and Compensation Committees.

AUDIT COMMITTEE

     The members of the Audit Committee are Messrs. Hoisington (as Chairman), and Shimizu. Messrs. Hoisington and Shimizu are independent directors of the Company meeting the American Stock Exchange requirements. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee has reviewed and discussed the results of the annual audit of the Company's accounts conducted by the Company's independent auditors and the recommendations of the auditors with respect to accounting systems and controls with management. During the fiscal year ended June 30, 2000 the Audit Committee held two meetings.

COMPENSATION COMMITTEE

     The members of the Compensation Committee are Messrs. Hoisington (as Chairman), Shimizu and Szycher. The Compensation Committee reviews and approves the Company's executive compensation and benefit policies and administers the Company's 1998 Incentive and Non Qualified Stock Option Plan. During the fiscal year ended June 30, 2000, the Compensation Committee held three meetings.

     The Board of Directors selects nominees for election as directors of the Company. The Board of Directors will consider a nominee for election to the Board recommended by a stockholder of record if such recommendation is timely in accordance with, and is accompanied by the information required by, the Company's By-laws. The Company does not maintain a standing nominating committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities ("ten percent stockholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and ten percent stockholders are charged by the SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon a review of Forms 3, 4, and 5 and amendments thereto furnished to the Company during the past fiscal year, and, if applicable, written representations that Form 5 was not required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders were fulfilled in a timely manner.

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth the aggregate cash compensation paid by the Company with respect to the three fiscal years ended June 30, 1998, 1999 and 2000 to the Company's Chief Executive Officer and each of the three other most highly compensated executive officers in fiscal 2000 (the "Named Executive Officers"). The Company has no other executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                           LONG-TERM
                                                                                         COMPENSATION
                                                                                            AWARDS
                                                                                       -----------------
                                                      ANNUAL COMPENSATION                   SHARES
                                           -----------------------------------------      UNDERLYING
             NAME AND                                                OTHER ANNUAL           OPTIONS
        PRINCIPAL POSITION          YEAR   SALARY($)   BONUS($)   COMPENSATION($)(1)      GRANTED(#)
        ------------------          ----   ---------   --------   ------------------   -----------------
Anthony J. Armini*................  2000   $129,837    $25,000         $19,386                  --
  President, Chief Executive
     Officer                        1999   $124,334    $35,000         $ 9,188                  --
  and Chairman of the Board         1998   $104,000         --         $ 4,044
Stephen N. Bunker*................  2000   $118,213         --         $ 6,514                  --
  Vice President, Chief             1999   $ 96,135         --         $ 2,963                  --
  Scientist, Director               1998   $ 79,000         --         $ 2,605
Darlene M. Deptula-Hicks*.........  2000   $121,477    $40,000         $ 6,401              20,000
  Vice President and Chief
     Financial                      1999   $ 94,344    $40,000         $   569              25,200
  Officer, Treasurer                1998         --         --              --                  --
Alan D. Lucas.....................  2000   $123,478    $45,000         $ 6,465              50,000
  Vice President of Sales,
     Marketing                      1999   $105,694    $35,000         $   456                  --
  and Business Development          1998   $ 22,500    $10,000              --              25,200

---------------
 *  Executive Officer

(1) Other annual compensation consists of life and disability insurance premiums and 401(k) plan benefits paid by the Company on behalf of the Named Executive Officer.

     The following table sets forth certain information regarding stock options held as of June 30, 2000 by the Named Executive Officers.

                          OPTION GRANTS IN FISCAL 2000

                                           NUMBER OF         % OF TOTAL GRANTED
                                     SECURITIES UNDERLYING    TO EMPLOYEES IN     EXERCISE PRICE
    NAME AND PRINCIPAL POSITION       OPTIONS GRANTED(#)        FISCAL YEAR           ($/SH)       EXPIRATION DATE
    ---------------------------      ---------------------   ------------------   --------------   ---------------
Darlene M. Deptula-Hicks...........         20,000                  17.3%             $5.00             2009
  Vice President and Chief
     Financial Officer, Treasurer
Alan D. Lucas......................         20,000                  17.3%             $5.00             2009
  Vice President of Sales,
     Marketing                              30,000                  26.0%             $6.50             2010
     and Business Development

               AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR END OPTION VALUES

                                                      NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                     UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                                    OPTIONS AT JUNE 30, 2000         AT JUNE 30, 2000(1)
                                                   ---------------------------   ---------------------------
           NAME AND PRINCIPAL POSITION             EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ---------------------------             -----------   -------------   -----------   -------------
Darlene M. Deptula-Hicks.........................     8,400          36,800       $ 51,450       $205,400
  Vice President and Chief Financial Officer,
     Treasurer
Alan D. Lucas....................................    46,800          28,400       $211,650       $153,950
  Vice President of Sales, Marketing and Business
     Development

---------------
(1) As of June 30, 2000, the market value of a share of Common Stock was $10.125.

COMPENSATION COMMITTEE AND EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

     None

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In January 2000, the Company received notice of the award of a joint research grant. Funding is provided through a $100,000 Phase I grant by the National, Heart, Lung & Blood Institute to CardioTech International and sub-grants to the Company and Stanford University. In March 2000, the Company also entered into a $250,000 joint research agreement with CardioTech International to develop a proprietary radioactive brachytherapy technology. Dr. Michael Szycher, President and CEO of CardioTech International, is a director of the Company.

DIRECTOR COMPENSATION

     The Company's directors who are employees of the Company do not receive any compensation for service on the Board of Directors. Directors who are not employees of the Company, other than Mr. Shimizu, are paid a yearly stipend of $2,500 and are reimbursed for reasonable expenses incurred in connection with attendance at Board and committee meetings.

     Under the 1998 Incentive and Nonqualified Stock Option Plan (the "Option Plan"), each Director who is not an employee of the Company, other than Mr. Shimizu, automatically receives an annual grant of options to purchase 2,000 shares of Common Stock at an exercise price equal to the closing price of the Common Stock on that date for each year of service. Each such option will have a term of five years and will vest in full on the date of the grant.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of October 10, 2000, with respect to the beneficial ownership of the Company's Common Stock of each director and nominee for director, each named executive officer in the Executive Compensation table below, all directors and current officers of the Company as a group, and each person known by the Company to be a beneficial owner of five percent or more of the Company's Common Stock. This information is based upon information received from or on behalf of the individuals named therein.

                                                                           PERCENT
                                                    NUMBER OF SHARES          OF
            NAME OF BENEFICIAL OWNER              BENEFICIALLY OWNED(1)    CLASS(5)
            ------------------------              ---------------------    --------
Anthony J. Armini...............................        1,223,122            21.1%
Patricia A. Armini..............................          781,122(6)         13.5%
Casparin Corporation............................          776,418(4)         13.4%
Stephen N. Bunker...............................          636,348            11.0%
MedTec Iowa, Inc................................          500,000             8.6%
Robert E. and Joan Hoisington...................           30,000               *
Shunkichi Shimizu...............................               --(3)           --
Darlene M. Deptula-Hicks........................           23,467(2)            *
Alan D. Lucas...................................           61,867(2)          1.1%
All Directors and Officers as a group (5
  persons)......................................        1,974,804            34.0%

---------------
 *  Less than 1%.

(1) Unless otherwise noted, each person identified possesses sole voting and investment power over the shares listed.

(2) Includes those options exercisable within 60 days of the date hereof.

(3) Mr. Shimizu is the designated director for Casparin Corporation and is not permitted by Casparin Corporation to personally hold any stock or receive any stipend.

(4) Casparin Corporation is a wholly-owned subsidiary of TREC (Holland) Amsterdam B.V., a sister company of NAR Holding Corporation.

(5) The calculation of percent of class is based on the number of shares of Common Stock outstanding as of October 10, 2000, excluding shares held by or for the Company.

(6) On March 14, 2000 Ms. Armini sold 150,000 shares of restricted common stock to various individuals, some of which are the principals of MedTec Iowa, Inc.

                                   PROPOSAL 2
            APPROVAL OF THE IMPLANT SCIENCES 2000 INCENTIVE AND NON
                          QUALIFIED STOCK OPTION PLAN

     The Board of Directors of the Company adopted the 2000 Incentive and Non Qualified Stock Option Plan on August 28, 2000, and has reserved 300,000 shares for issuance, subject to approval by the stockholders. The purpose of the Plan is to encourage and enable officers, directors, key employees and other individuals providing services to the Company to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

     Under the Internal Revenue Code (the "Code"), stockholder approval is necessary for stock options relating to the shares issuable under the 2000 Incentive and Non Qualified Stock Option Plan to qualify as incentive stock options under Section 422 of the Code. In addition, American Stock Exchange rules (the "AMEX Rules") require stockholder approval of the 2000 Incentive and Non Qualified Stock Option Plan.

Approval for purposes of the Code and the AMEX Rules will require the affirmative vote of a majority of the shares of Common Stock present or represented at the meeting and voting on the 2000 Incentive and Non Qualified Stock Option Plan. The full text of the 2000 Incentive and Non Qualified Stock Option Plan as adopted by the Board of Directors is attached as Appendix A. The following is a summary of some of its provisions.

     The 2000 Incentive and Non Qualified Stock Option Plan will be administered by the compensation committee (the "committee") consisting of at lease two "outside directors". For purposes of the plan, an "outside director" is a person who (a) is not an employee of the Company or any affiliate, (b) is not a former employee of the Company or any affiliate who is receiving compensation for prior services during the taxable year of the company or any affiliate, (c) has not been an officer of the Company or any affiliate, and (d) does not receive remuneration from the Company or any affiliate in any capacity other than as a director. The Board of Directors may establish an additional single-member committee (consisting of an executive officer) that may grant options under the 2000 Incentive and Non Qualified Stock Option Plan to non-executive officers.

     The committee that will administer the 2000 Incentive and Non Qualified Stock Option Plan will select the individuals who will receive options and will determine the option exercise price and other terms of each option, subject to the provisions of the Plan. This committee also has the power to make changes to outstanding options under the Plan, including the power to reduce the exercise price, accelerate the vesting schedule and extend the expiration date of any option.

     The 2000 Incentive and Non Qualified Stock Option Plan authorizes the grant of options to purchase Common Stock intended to qualify as incentive stock options, as defined in Section 422 of the Internal Revenue Code, and options that do not so qualify. Incentive options may be granted under the Plan to employees of the Company or any subsidiary, including directors and officers who are employees of the Company or any subsidiary. Nonqualified options may be granted under the Plan to employees of the Company or any subsidiary and to directors, consultants and other persons who render services to the Company or any subsidiary, regardless of whether they are employees of the Company or any subsidiary.

     The exercise price of incentive options granted under the 2000 Incentive and Non Qualified Stock Option Plan must equal or exceed the fair market value of the Common Stock on the date of grant. The exercise price of incentive options granted under the Plan to a person who owns more than 10% of the combined voting power of all classes of outstanding capital stock of the Company or any subsidiary (a "greater-than-ten-percent stockholder") must equal or exceed 110% of the fair market value of the Common Stock on the date of grant. The exercise price of nonqualified options granted under the Plan may be above or below the fair market value of the Common Stock.

     Each incentive option will expire no later than ten years after the date of grant or, in the case of an option granted to a greater-than-ten-percent stockholder, five years after the date of grant. The aggregate fair market (at the time of grant) of shares issuable pursuant to incentive options that are exercisable for the first time in any calendar year may not exceed $100,000, unless a greater amount is permitted by law. No person may be granted options under the 2000 Stock Incentive Plan to purchase more than 200,000 shares of Common Stock in any calendar year, including options that are subsequently forfeited, canceled or otherwise terminated. For this purpose, the repricing of any option is deemed the grant of a new option.

     Except as otherwise provided by the committee that administers the 2000 Incentive and Non Qualified Stock Option Plan, options are not transferable except by will or by the laws of descent and distribution, and during the holder's lifetime are exercisable only by the holder. The committee that administers the Plan will determine, in its discretion, how and when nonqualified options will terminate. Incentive stock options will terminate as follows:

     - If the option holder is an employee of the Company at the time of his or her death, his or her incentive option may be exercised, to the extent exercisable at the date of death, until 180 days from the participant's date of death or the expiration of the term of the option stated in his or her option agreement, whichever is earlier. In such instances, the option may be exercised by the option holder's legal representative or legatee.

     - If the option holder's employment with the Company terminates because of disability (as defined in the 2000 Incentive and Non Qualified Stock Option Plan), his or her incentive option may be exercised, to the extent exercisable at the time of termination, for a period of 180 days from the date of termination of employment, or the expiration of option stated on the option agreement whichever is earlier.

     - If the option holder's employment with the Company terminates because of retirement in accordance with the Company's normal retirement policies, his or her incentive option is exercisable for a period of 60 days from the date of the termination of the option holder's employment.

     - If the option holder's employment is terminated by the Company for cause (as defined in the 2000 Incentive and Non Qualified Stock Option Plan), his or her incentive option will immediately terminate, unless the committee that administers the Plan allows the option holder to exercise such option for a period of 30 days from the termination date or the stated expiration date of the option whichever is earlier. The committee may do so in its sole discretion.

     - If the option holder's employment with the Company terminates for any reason other than those listed above, his or her incentive option may be exercised, to the extent it was exercisable at the time of termination, for a period of 90 days (or a different period if the committee that administers the 2000 Incentive and Non Qualified Stock Option Plan so specifies) from the date of termination of employment or until the stated expiration date of the option, whichever is earlier.

     The holder of any option may pay the purchase price of the shares subject to the option (a) in cash or by certified or bank check in an amount equal to the exercise price for such shares, (b) with the consent of the committee that administers the 2000 Incentive and Non Qualified Stock Option Plan, in shares of Company Common Stock having a fair market value equal to the exercise price for such shares, (c) by delivery of irrevocable instructions to a broker to deliver to the Company cash or a check payable to the Company for the purchase price, provided that the holder and the broker enter into an indemnity agreement or any other agreement that the committee that administers the 2000 Incentive and Non Qualified Stock Option Plan requires as a prerequisite to this method of payment, or (d) by any other means that the committee that administers the 2000 Incentive and Non Qualified Stock Option Plan determines are consistent with the purposes of the 2000 Incentive and Non Qualified Stock Option Plan and with applicable laws and regulations.

AMENDMENT OF THE 2000 INCENTIVE AND NON QUALIFIED STOCK OPTION PLAN

     The 2000 Incentive and Non Qualified Stock Option Plan does not have a fixed duration; however incentive options may not be granted more that ten years after the date the Plan was approved by the Board of Directors. According to the terms of the 2000 Incentive and Non Qualified Stock Option Plan, the Company's Board of Directors may amend or discontinue the Plan at any time. However, no amendment which will disqualify the 2000 Stock Incentive Plan from the Internal Revenue Code's incentive stock option requirements will be effective without the approval of the Company's stockholders. In addition, regulations of the Nasdaq National Market require stockholder approval of certain amendments to the Plan.

FEDERAL INCOME TAX INFORMATION WITH RESPECT TO THE 2000 INCENTIVE AND NON QUALIFIED STOCK OPTION PLAN

     The holder of a nonqualified option recognized no income for federal income tax purposes on the grant of the option. On the exercise of a nonqualified option, the difference between the fair market value of the underlying shares of Common Stock on the exercise date and the option exercise price is treated as compensation to the holder of the option taxable as ordinary income in the year of exercise. Such fair market value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares.

     The holder of an incentive option recognizes no income for federal income tax purposes on the grant of the option. Except as provided below with respect to the alternative minimum tax, there is no tax upon exercise of an incentive option. If the holder does not dispose of the shares acquired upon exercise of the incentive option within two years from the date of the grant of the incentive option or within one year after exercise of the incentive option, any gain realized by the option holder on the subsequent sale of those shares will be treated for federal income tax purposes as long-term capital gain if the shares were held for more than 12 months. If the holder sells the shares before the expiration of such two-year and one-year periods (a "disqualifying disposition"), the difference between the lesser of the value of the shares at the date of exercise or at the date of sale and the exercise price of the incentive option will be treated as compensation to the option holder taxable as ordinary income and the excess gain, if any, will be treated as capital gain. That capital gain will be long-term capital gain if the shares were held for more than 12 months.

     The excess of the fair market value of the underlying shares of Common Stock over the exercise price at the time of exercise of an incentive option will constitute an item of tax preference for purposes of the alternative minimum tax. Taxpayers who incur the alternative minimum tax will be allowed a credit which may be carried forward indefinitely to be used as a credit against the taxpayer's regular tax liability in a later year; however, the alternative minimum tax credit can not reduce the regular tax below the alternative minimum tax for that carryover year.

     Generally, subject to certain limitations, the company may deduct on its corporate income tax returns, in the year in which an option holder recognizes ordinary income upon (a) the exercise of a nonqualified option or (b) a disqualifying disposition of an incentive option, an amount equal to the amount recognized by the option holder as ordinary income upon the occurrence of such exercise or disqualifying disposition.

     The 2000 Incentive and Non Qualified Stock Option Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, nor is the plan qualified under Section 401(a) of the Internal Revenue Code.

            THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
                        FOR APPROVAL OF PROPOSAL NO. 2.

                                 OTHER MATTERS

INDEPENDENT AUDITORS

     The Board of Directors has reappointed Ernst and Young, LLP, as the independent auditors to audit the financial statements of the Company for the fiscal year ending June 30, 2001. This firm has served as the Company's auditors since 1997.

     Representatives of Ernst and Young, LLP have been invited to the Annual Meeting and are expected to be present at the Annual Meeting. They will be given an opportunity to make a statement, if so desired. Representatives will be available to respond to appropriate questions from stockholders.

SOLICITATION OF PROXIES

     The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may also solicit proxies personally or by telephone without special compensation for such activities. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses.

OTHER PROPOSED ACTION

     The Board of Directors knows of no other business to come before the Meeting. However, if any other business should properly be presented to the Meeting, the proxies will be voted in accordance with the judgement of the persons holding the proxies.

STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy statement and form of proxy for the annual meeting scheduled to be held in December 2001, stockholder proposals must comply with SEC Rule 14a-8 and any other applicable rules and must be delivered to the Company's principal executive offices at least 120 days prior to the anniversary date of mailing of this Proxy Statement, being June 15, 2001.

     In addition, SEC Rule 14a-4 provides that with respect to any proposal or nomination made by a stockholder at the annual meeting scheduled for December 2001, the persons named as proxies by the Company in its solicitation materials will have discretionary authority to vote on such proposal or nomination if the Company did not have notice of the matter at least 45 days prior to the anniversary date of mailing of this Proxy Statement, being September 3, 2001.

ANNUAL REPORT AND FORM 10-KSB

     Additional copies of the Annual Report to Stockholders for the fiscal year ended June 30, 2000 and copies of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2000 as filed with the Securities and Exchange Commission are available to stockholders without charge upon written request addressed to: Investor Relations, Implant Sciences Corporation, 107 Audubon Road, #5, Wakefield, Massachusetts 01880.

                                          By Order of the Board of Directors

                                          /s/ Stephen N. Bunker
                                          ----------------------------------
                                          STEPHEN N. BUNKER, Clerk

Wakefield, Massachusetts
October 12, 2000

                                                                      APPENDIX A

                          IMPLANT SCIENCES CORPORATION

               2000 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN

SECTION 1.  PURPOSES OF PLAN; DEFINITIONS

     1.1 General Purposes. Implant Sciences Corporation, a Massachusetts corporation (the "Company"), desires to afford certain executives, key employees and directors of, and certain other individuals providing services to, the Company or its subsidiary companies an opportunity to initiate or increase their proprietary interests in the Company, and thus to create in such persons an increased interest in and greater concern for the long-term welfare of the Company. The Company, by granting under this 2000 Incentive and Nonqualified Stock Option Plan (this "Plan") stock options to acquire shares of common stock of the Company (an "Option"), seeks to retain the services of persons now holding key positions with the Company and to secure the services of other persons capable of filling key positions with the Company or its subsidiary companies.

     1.2 Definitions. For purposes of this Plan, the following terms shall have the indicated meanings:

     "Board" means the Board of Directors of the Company.

     "Cause" shall mean, with respect to any Option holder, a determination by the Company (including the Board) that the Holder's employment or other relationship with the Company should be terminated as a result of (i) a material breach by the Option holder of any agreement to which the Option holder and the Company are parties, (ii) any act (other than retirement) or omission to act by the Option holder that may have a material and adverse effect on the business of the Company or on the Option holder's ability to perform services for the Company, including, without limitation, the proven or admitted commission of any crime (other than an ordinary traffic violation), or (iii) any material misconduct or material neglect of duties by the Option holder in connection with the business or affairs of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended, and any successor code thereto, together with related rules, regulations and interpretations; and any reference herein to a particular Section of the Code shall include any successor provision of the Code.

     "Committee" has the meaning set forth in Section 2.1 hereof.

     "Common Stock" means the Common Stock, par value $.10 per share, of the Company, subject to adjustment pursuant to Section 8 hereof.

     "Greater-Than-Ten-Percent Stockholder" means any individual who, at the time he or she is granted an Option, owns or, as a result of the attribution rules of Section 424(d) of the Code, is deemed to own more than ten percent of the total combined voting power of all classes of stock of the Company.

     "Incentive Option" means any Option designated and qualified as an "incentive stock option" within the meaning of Section 422 of the Code. The Company intends that Incentive Options will qualify as "incentive stock options" within the meaning of Section 422 of the Code, and the terms of this Plan shall be interpreted in accordance with this intention; the Company makes no warranty, however, as the qualification of any Option as an Incentive Option.

     "Nonqualified Option" means any Option that is not an Incentive Option.

     "Non-Employee Director" means any director who is not also an employee of the Company, its parent or any subsidiary.

     "Outside Director" means any director who (i) is not an employee of the Company or of any "affiliated group," as such term is defined in Section 1504(a) of the Code, which includes the Company (an "Affiliate"), (ii) is not a former employee of the Company or any Affiliate who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company's or any Affiliate's taxable year, (iii) has not been an officer of the Company or any Affiliate and (iv) does not receive remuneration from the Company or any Affiliate, either directly or indirectly, in any capacity other than as a director. "Outside Director" shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.

     "Securities Act" means the Securities Act of 1933, as amended, and any successor act thereto, together with related rules, regulations and interpretations.

SECTION 2.  ADMINISTRATION

     2.1 Committee. This Plan shall be administered by a committee (the "Committee") consisting of at least two Outside Directors. It is the intention of the Company that the Plan shall be administered to comply with the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not a Non-Employee Director as defined in the Rule. Except as specifically reserved to the Board under the terms of the Plan, and subject to Section 4.2 hereof, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Any or all powers and functions of the Committee may at any time and from time to time be exercised by the Board, and any reference in this Plan to the Committee shall be deemed to refer to the Board to the extent the Board is exercising any of the powers and functions of the Committee.

     2.2 Powers of the Committee. Subject to the terms and conditions of this Plan and except with respect to Options granted pursuant to Section 4.2, the Committee shall have the power:

          (a) to determine from time to time the individuals to whom Options shall be granted and the terms, conditions, restrictions and provisions (which need not be identical) of each of those Options, including, with respect to each Option, the time at which the Option shall be granted, the number of shares of Common Stock that shall be subject to the Option, the exercise price for each share of Common Stock subject to the Option (which price shall be subject to the requirements of Section 6.3), the period during which the Option shall be exercisable (whether in whole or in part) and the time or times when each Option shall become exercisable;

          (b) to modify or amend, in its sole discretion, conditionally or unconditionally, any outstanding Option granted under this Plan, including a reduction of the exercise price, an acceleration of the vesting schedule, or an extension of the expiration date;

          (c) to accelerate, in its sole discretion, an Option holder's right to exercise his or her Option in whole or in part, conditionally or unconditionally, at any time, including upon consummation of the initial public offering of Common Stock;

          (d) generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to this Plan;

          (e) the power to delegate to other persons the responsibility for performing ministerial acts in furtherance of the Plan's purpose;

          (f) the power to engage the services of persons or organizations in furtherance of the Plan's purpose, including but not limited to banks, insurance companies, brokerage firms and consultants; and

          (g) to construe and interpret this Plan and Options granted hereunder and to establish, amend, and revoke rules and regulations for the interpretation, management and administration of this Plan. In this connection, the Committee may supply any omission, reconcile any inconsistency, or correct any other defect in this Plan or in any Option agreement in the manner and to the extent it shall deem necessary or expedient to make this Plan fully effective.

     All decisions and determinations by the Committee in the exercise of the foregoing powers shall be final and binding upon the Company and Option holders. No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Option.

     2.3 Appointment and Proceedings of Committee. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, and subject to Section hereof, may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum, and all actions of the Committee shall require the affirmative vote of a majority of its members. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be as fully effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held.

SECTION 3.  STOCK

     3.1 Stock to be Issued. The stock subject to Options granted under this Plan may be shares of authorized and issued Common Stock, shares of Common Stock held in treasury or both, at the discretion of the Company. The total number of shares of Common Stock that may be issued pursuant to Options granted under the Plan shall not exceed 300,000 in the aggregate; provided, however, that the class and aggregate number of shares subject to Options shall be subject to adjustment as provided in Section hereof.

     3.2 Termination of Option. If any Option granted under this Plan expires or otherwise terminates without having been exercised in whole or in part, the shares of Common Stock previously subject to the unexercised portion of that Option may be the subject of new Options under this Plan.

     3.3 No Fractional Shares. In no event shall any Option be exercisable for a fraction of a share of Common Stock.

SECTION 4.  ELIGIBILITY

     4.1 Individuals Eligible. Incentive Options may be granted only to officers and other employees of the Company, including members of the Board who are also employees of the Company. Nonqualified Options may be granted to officers or other employees of the Company, including members of the Board, and to consultants and other individuals who render services to the Company regardless of whether they are employees. Nonqualified Options may be granted to Non-Employee Directors only as provided in Section 4.2 hereof.

     4.2 Non-Discretionary Option Grants to Non-Employee Directors. Any other provision of this Plan to the contrary notwithstanding, Non-Employee Directors shall not be eligible to receive Options under the Plan except pursuant to this
Section 4.2. Each Non-Employee Director who is elected by the stockholders of the Company to the Board initially on or subsequent to the date on which this Plan is approved by stockholders pursuant to Section 13 shall automatically be granted, upon such election, a Nonqualified Option to purchase 2,000 shares of Common Stock. Each Non-Employee Director who is reelected by the stockholder of the Company to the Board on or subsequent to said date of stockholder approval of this Plan still automatically be granted, upon each such reelection, a Nonqualified Option to purchase 2,000 shares of Common Stock. Options shall be granted pursuant to this Section 4.2 only to persons who are serving as Non-Employee Directors on the Grant Date. Any share grant referred to in this Section shall be subject to adjustment in accordance with Section 8 hereof. The purchase price per share of the Common Stock under each Option granted pursuant to this Section 4.2 shall be equal to the fair market value of the Common Stock, determined in accordance with Section 6.3 hereof, on the date the Option is granted. Each such Option shall expire on the fifth anniversary of the date of grant.

     4.3 Greater-Than-Ten-Percent Stockholders. Except as may otherwise be permitted by the Code or other applicable law or regulation, no Incentive Option shall be granted to a Greater-Than-Ten-Percent Stockholder unless (a) the exercise price per share under the Incentive Option is not less than 110% of the fair market value of the Common Stock at the time at which the Incentive Option is granted and (ii) the Incentive Option is not exercisable to any extent after the fifth anniversary of the date on which the Incentive Option is granted.

     4.4 Maximum Aggregate Fair Market Value. The aggregate fair market value (determined at the time the Incentive Option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by any Option holder during any calendar year under this Plan and any other plans of the Company for the issuance of incentive stock options (within the meaning of Section 422 of the Code) shall not exceed $100,000 or such greater amount as may from time to time be permitted with respect to incentive stock options by the Code or any other applicable law or regulation. To the extent any Option exceeds the foregoing limitation, it shall be deemed a Nonqualified Option.

     4.5 Limitation on Grants. In no event may any individual be granted Options with respect to more than 50,000 shares of Common Stock in any calendar year. The number of shares of Common Stock relating to an Option grant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an Option is subsequently reduced, the transaction shall be deemed a cancellation of the original Option and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

SECTION 5.  TERMINATION OF EMPLOYMENT OR DEATH OF OPTION HOLDER

     5.1 Termination of Employment. Except as otherwise expressly provided herein, an Option shall terminate on the earliest of:

          (a) the date of expiration thereof;

          (b) the date of cancellation thereof pursuant to Section 8.3(c);

          (c) sixty days after the date on which the Option holder's employment with, or directorship or other services to, the Company are terminated other than for Cause; provided, however, that if, before the date of expiration of the Option, the Option holder shall be retired in good standing from the employ of the Company for reasons of age under the then established rules of the Company, the Option shall terminate on the earlier of such date of expiration or 90 days after the date of such retirement. In the event of such retirement, the Option holder shall have the right prior to the termination of such Option to exercise the Option to the extent to which the Option holder was entitled to exercise such Option immediately prior to such retirement; and

          (d) the date on which the Option holder's employment with, or directorship or other services to, the Company is terminated voluntarily by the Option holder or by the Company for Cause;

provided, however, that Nonqualified Options need not, unless the Committee determines otherwise, be subject to the provisions set forth in clauses (c) and
(d) above nor to Section 5.2 below. Whether authorized leave of absence, or absence on military or government service, shall constitute termination of an employment relationship between the Company and the Option holder shall be determined by the Committee at the commencement thereof, and the Committee shall promptly notify the Option holder of such determination. Options shall not be affected by any Option holder's change of employment within the Company or change in the identity of the Company to whom directorship or other services are provided, so long as the Option holder continues to be an employee of, or to provide such services to, the Company.

     5.2 Death or Permanent Disability of Option Holder. In the event of the death or permanent and total disability of an Option holder prior to termination of the Option holder's services to the Company and prior to the date of expiration of such Option, such Option shall terminate on the earliest of its date of expiration, its date of cancellation pursuant to Section 8.3(c), and the date that is 180 days after the date of such death or disability. After the death of the Option holder, his or her executors, administrators or any individual or individuals to whom the Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the date of such termination, to exercise the Option to the extent the Option holder was entitled to exercise the Option immediately prior to his or her death. "Permanent and total disability" for these purposes shall be determined in accordance with Section 22(e)(3) of the Code and the rules, regulations and interpretations issued thereunder.

SECTION 6.  TERMS OF OPTION AGREEMENTS

     Each Option shall be evidenced by an agreement (an "Option Agreement") in writing that shall contain such terms, conditions, restrictions and other provisions as the Committee shall from time to time deem appropriate. Any additional provisions shall not, however, be inconsistent with any other term or condition of this Plan and shall not cause any Incentive Option to fail to qualify as an incentive stock option within the meaning of Section 422 of the Code. Option agreements need not be identical, but each Option agreement shall, by appropriate language, include the substance of the following provisions:

     6.1 Expiration of Option. Subject to Section 4.2 hereof, notwithstanding any other provision of this Plan or of the Option agreement, such Option shall expire on the date specified in the Option agreement, which date shall not, in the case of an Incentive Option, be later than the tenth anniversary (the fifth anniversary in the case of a Greater-Than-Ten-Percent Stockholder) of the date on which the Option was granted, or as specified in Section 5 hereof.

     6.2 Exercise. Subject to Section 4.2 hereof, each Option may be exercised so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the Option may be exercised at a particular time and to such other conditions as the Committee in its discretion may specify upon granting the Option.

     6.3 Exercise Price. Subject to Section 4.2 hereof, the exercise price per share under each Option shall be determined by the Committee at the time the Option is granted and shall not be less than the par value of the Common Stock obtainable upon the exercise thereof; provided, however, that the exercise price of any Incentive Option shall not, unless otherwise permitted by the Code, be less than the fair market value of the Common Stock on the date the Option is granted (110% of the fair market value in the case of a Greater-Than-Ten-Percent Stockholder). For these purposes, the "fair market value" of the Common Stock shall equal (a) the closing price per share on the date of grant of the Option as reported by a nationally recognized stock exchange, (b) if the Common Stock is not listed on such an exchange, as reported by the National Market System or another automated quotation system of the National Association of Securities Dealers, Inc., or (c) if the Common Stock is not quoted on any such system, the fair market value as determined by the Committee.

     6.4 Transferability of Options and Option Shares. No Option shall be transferable by its holder or by operation of law, otherwise than by will or under the laws of descent and distribution and shall not be subject to execution, attachment or similar process. Each Option shall, during the Option holder's lifetime, be exercisable only by the Option holder. The Committee may in its discretion provide upon the grant of any Option that the shares of Common Stock purchasable upon exercise of such Option shall be subject to such restrictions on transferability as the Committee may determine. Upon any attempt to transfer any Option under the Plan or any right or privilege conferred hereby, contrary to the provisions of the Plan, or (if the Committee shall so determine) upon any levy or any attachment or similar process upon the rights and privileges conferred hereby, such Option shall thereupon terminate and become null and void.

     6.5 Rights of Option Holders. No Option holder or other person shall, by virtue of the granting of an Option, be deemed for any purpose to be the owner of any shares of Common Stock subject to such Option or to be entitled to the rights or privileges of a holder of such shares unless and until the Option shall have been exercised pursuant to the terms thereof with respect to such shares and the Company shall have issued and delivered the shares to the Option holder.

     6.6 Repurchase Right. The Committee may in its discretion provide upon the grant of any Option that the Company shall have an option to repurchase, upon terms and conditions determined by the Committee, all or any number of shares purchased upon exercise of such Option. The repurchase price per share payable by the Company shall be such amount or be determined by such formula as is fixed by the Committee at the time of grant of the Option for the shares subject to repurchase. In the event the Committee grants an Option subject to such a repurchase option, then so long as the shares purchased upon exercise of that Option remain subject to the repurchase option, each certificate representing those shares shall bear a legend satisfactory to counsel for the Company referring to the Company's repurchase option.

     6.7 "Lockup" Agreement. The Committee may in its discretion specify upon granting an Option that the Option holder shall agree for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company's securities), not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of such Option, without the prior written consent of the Company or such underwriters, as the case may be.

SECTION 7.  METHOD OF EXERCISE; PAYMENT OF EXERCISE PRICE

     7.1 Method of Exercise. Any Option may be exercised by the Option holder by delivering to the Company, on any business day prior to the termination of the Option, a written notice specifying the number of shares of Common Stock the Option holder then desires to purchase and the address to which the certificates for such shares are to be mailed, accompanied by payment of the exercise price for such shares.

     7.2 Payment of Exercise Price. Payment for the shares of Common Stock purchased upon exercise of an Option shall be made by:

          (a) cash in an amount, or a check, bank draft or postal or express money order payable in an amount, equal to the aggregate exercise price of the shares being purchased;

          (b) with the consent of the Committee, shares of Common Stock owned by the option holder for a period of at least 6 months and having a fair market value (as defined for purposes of Section 6.3 hereof) equal to such aggregate exercise price;

          (c) with the consent of the Committee, by reducing the number of Option shares otherwise issuable to the Option holder upon exercise of the Option by a number of shares having a fair market value (as defined for purposes of Section 6.3 hereof) equal to such aggregate exercise price;

          (d) with the consent of the Committee, a personal recourse note issued by the Option holder to the Company in a principal amount equal to such aggregate exercise price and with such other terms, including interest rate and maturity, as the Committee may determine in its discretion; provided, however, that the interest rate borne by such note shall not be less than the lowest applicable federal rate, as defined in Section 1274(d) of the Code;

          (e) with the consent of the Committee, such other consideration that is acceptable to the Committee and that has a fair market value, as determined by the Committee, equal to such aggregate exercise price, including any broker-directed cashless exercise/resale procedure adopted by the Committee; or

          (f) with the consent of the Committee, any combination of the foregoing.

     As promptly as practicable after receipt of notice and payment pursuant to
Section 7.1 hereof and any documents required pursuant to Sections 9.2 and 9.3 hereof, the Company shall deliver to the Option holder a certificate registered in the name of the Option holder and representing the number of shares with respect to which such Option has been so exercised; provided, however, that if any law or regulation or order of the Securities and Exchange Commission or any other body having jurisdiction in the premises shall require the Company or the Option holder to take any action in connection with the shares then being purchased, the date for the delivery of the certificates for such shares shall be extended for the period necessary to take and complete such action. Delivery by the Company of the certificate for such shares shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificate in the United States mail, addressed to the Option holder, at the address specified in the notice delivered pursuant to
Section 7.1 hereof.

SECTION 8.  CHANGES IN COMPANY'S CAPITAL STRUCTURE

     8.1 Rights of Company. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to enter into, make or authorize, without limitation, (a) any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business,

(b) any merger or consolidation of the Company, (c) any issue of Common Stock or of bonds, debentures, preferred or prior preference stock or other capital stock ahead of or affecting the Common Stock or the rights thereof, (d) a dissolution or liquidation of the Company, (e) any sale or transfer of all or any part of the assets or business of the Company, or (f) any other corporate act or proceeding, whether of a similar character or otherwise.

     8.2 Recapitalization, Stock Splits and Dividends. If the Company shall effect any subdivision or consolidation of shares of its stock or other capital readjustment, the payment of a stock dividend, or any other increase or reduction of the number of shares of its stock outstanding, in any such case without receiving compensation therefor in money, services or property, then

          (a) the number, class and price per share of stock subject to each outstanding Option shall be appropriately adjusted in such a manner as to entitle an Option holder to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as he or she would have received as a result of the event requiring the adjustment had the Option holder exercised the Option in full immediately prior to such event, and

          (b) the number and class of shares with respect to which Options may be granted under this Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved for issuance under this Plan that number and class of shares of stock that the owner of an equal number of outstanding shares of Common Stock would own as the result of the event requiring the adjustment.

     8.3 Mergers, Sales, etc. If the Company shall be a party to a reorganization or merger with one or more other corporations (whether or not the Company is the surviving or resulting corporation), shall consolidate with or into one or more other corporations, shall be liquidated, or shall sell or otherwise dispose of substantially all of its assets to another corporation (each a "Transaction"), then:

          (a) subject to the provisions of clauses (b) and (c) below, after the effective date of the Transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option and at no additional cost, to receive shares of Common Stock or, if applicable, shares of such other stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of the Transaction;

          (b) the Committee may accelerate the time for exercise of all outstanding Options to a date prior to the effective date of the Transaction, as specified by the Committee; or

          (c) all outstanding Options may be canceled by the Committee as of the effective date of the Transaction, provided that (i) notice of such cancellation shall have been given to each Option holder and (ii) each Option holder shall have the right to exercise such Option to the extent that the same is then exercisable or, if the Committee shall have accelerated the time for exercise of all outstanding Options, in full during the thirty-day period preceding the effective date of the Transaction.

     8.4 Adjustments to Common Stock Subject to Options. Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

     8.5 Miscellaneous. Adjustments under this Section 8 shall be determined by the Committee, and such determinations shall be conclusive. The Committee shall have the discretion and power in any such event to determine and to make effective provision for acceleration of the time or times at which any Option or portion thereof shall become exercisable. No fractional shares of Common Stock shall be issued under this Plan on account of any adjustment specified above.

SECTION 9.  GENERAL RESTRICTIONS

     9.1 Granting of Options. No Option may be granted under this Plan after the tenth anniversary of the effective date hereof.

     9.2 Investment Representations. The Company may require any individual to whom an Option is granted, as a condition of exercising such Option, to give written assurances in substance and form satisfactory to the Company to the effect that such individual is acquiring the Common Stock subject to the Option for his or her own account for investment and not with a view to the resale or distribution thereof, and to such other effects as the Company deems necessary or advisable in order to comply with the Securities Act and applicable state securities laws.

     9.3 Compliance with Securities Laws. The Company shall not be required to sell or issue any shares under any Option if the sale or issuance of such shares would constitute a violation by the Option holder or the Company of any provision of any law or regulation of any governmental authority, including the Securities Act. In addition, the Company shall not be required to sell or issue shares upon the exercise of any Option unless the Committee has received evidence satisfactory to it that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the Securities Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Securities Act, the Company may imprint upon any certificate representing shares so issued the following legend or any other legend that counsel for the Company considers necessary or advisable to comply with the Securities Act and applicable state securities laws:

          "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon such registration or upon receipt by the issuer of an opinion of counsel satisfactory to the issuer, in form and substance satisfactory to the issuer, that registration is not required for such sale or transfer."

     The Company may, but shall not be obligated to, register the shares of stock covered by any Options pursuant to the Securities Act. In the event such shares are so registered, the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

     9.4 Other Certificate Legends. The Company may endorse such other legends upon the certificates for shares of Common Stock issued upon exercise of an Option and may issue such "stop transfer" instructions to the transfer agent for the Common Stock as the Committee may, in its discretion, determine to be necessary or appropriate (a) to implement the provisions of this Plan and such Option with respect to such shares and (b) to permit the Company to determine the occurrence of a disqualifying disposition (as defined in Section 421(b) of the Code) of shares issued upon exercise of Incentive Options.

     9.5 Employment Obligation. The granting of any Option shall not impose upon the Company any obligation to employ or continue to employ any Option holder. The right of the Company to terminate the employment of any officer or other employee thereof shall not be diminished or affected by reason of the fact that an Option has been granted to such officer or other employee.

SECTION 10.  WITHHOLDING TAXES

     10.1 Rights of Company. The Company may require an employee exercising a Nonqualified Option, or disposing of shares of Common Stock acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (as defined in Section 421(b) of the Code), to reimburse the Company for any taxes required by any government to be withheld or otherwise deducted and paid by such employer corporation in respect of the issuance or disposition of such shares. In lieu thereof, the employer corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the employee upon such terms and conditions as the Committee may prescribe. The employer corporation may, in its discretion, hold the stock certificate to which such employee is otherwise entitled upon the exercise of an Option as security for the payment of any such withholding tax liability, until cash sufficient to pay that liability has been received or accumulated.

     10.2 Payment in Shares. An employee may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to the exercise of a Nonqualified Option a number of shares with an aggregate fair market value (as defined in Section 6.3 hereof determined as of the date the withholding is effected) that would satisfy the minimum withholding amount due with respect to such exercise, or (ii) transferring to the Company shares of Common Stock owned by the employee for a period of at least six months and with an aggregate fair market value (as defined in Section 6.3 hereof determined as of the date the withholding is effected) that would satisfy the withholding amount due.

     10.3 Notice of Disqualifying Disposition. Each holder of an Incentive Option shall agree to notify the Company in writing immediately after making a disqualifying disposition (as defined in Section 421(b) of the Code) of any Common Stock purchased upon exercise of the Incentive Option.

SECTION 11.  AMENDMENT OR TERMINATION OF PLAN

     11.1 Amendment. The Board may terminate the Plan and may amend the Plan at any time, and from time to time, subject to the limitation that, except as provided in Section 8 hereof, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations, at an annual or special meeting held within 12 months before or after the date of adoption of such amendment, in any instance in which such amendment would: (i) increase the number of shares of Common Stock that may be issued under, or as to which Options may be granted pursuant to, the Plan; or
(ii) change in substance the provisions of Section 4 hereof relating to eligibility to participate in the Plan. Without limiting the generality of the foregoing, the Board is expressly authorized to amend the Plan, at any time and from time to time, to confirm it to the provisions of Rule 16b-3 (or successor rule) under the Exchange Act, as that Rule may be amended from time to time.

     Except as provided in Section 8 hereof, the rights and obligations under any Option granted before amendment of this Plan or any unexercised portion of such Option shall not be adversely affected by amendment of this Plan or such Option without the consent of the holder of such Option.

     11.2 Termination. This Plan shall terminate as of the tenth anniversary of its effective date. The Board may terminate this Plan at any earlier time for any or no reason. No Option may be granted after the Plan has been terminated. No Option granted while this Plan is in effect shall be altered or impaired by termination of this Plan, except upon the consent of the holder of such Option. The power of the Committee to construe and interpret this Plan and the Options granted prior to the termination of this Plan shall continue after such termination.

SECTION 12.  NONEXCLUSIVITY OF PLAN

     Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

     The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan agreements, as to (i) the persons to receive awards under the Plan, (ii) the terms and provisions of awards under the Plan, (iii) the exercise by the Committee of its discretion in respect of the exercise of options pursuant to the terms of the Plan, and (iv) the treatment of leaves of absence pursuant to Section 5.1 hereof.

SECTION 13.  EFFECTIVE DATE

     This Plan shall become effective upon its adoption by the Board, provided that the stockholders of the Company shall have approved this Plan within twelve months prior to or following the adoption of this Plan by the Board. Subject to the foregoing, Options may be granted under the Plan at any time subsequent to its effective date; provided, however, that (a) no such Option shall be exercised or exercisable unless the stockholders of the Company shall have approved the Plan within twelve months prior to or following the adoption of this Plan by the Board, and (b) all Options issued prior to the date of such stockholders' approval shall contain a reference to such condition.

SECTION 14.  PROVISIONS OF GENERAL APPLICATION

     14.1 Severability. The invalidity or unenforceability of any provision of this Plan shall not affect the validity or enforceability of any other provision of this Plan, each of which shall remain in full force and effect.

     14.2 Construction. The headings in this Plan are included for convenience only and shall not in any way effect the meaning or interpretation of this Plan. Any term defined in the singular shall include the plural, and vice versa. The words "herein," "hereof" and "hereunder" refer to this Plan as a whole and not to any particular part of this Plan. The word "including" as used herein shall not be construed so as to exclude any other thing not referred to or described.

     14.3 Further Assurances. The Company and any holder of an Option shall from time to time execute and deliver any and all further instruments, documents and agreements and do such other and further acts and things as may be required or useful to carry out the intent and purpose of this Plan and such Option and to assure to the Company and such Option holder the benefits contemplated by this Plan; provided, however, that neither the Company nor any Option holder shall in any event be required to take any action inconsistent with the provisions of this Plan.

     14.4 Governing Law. This Plan and each Option shall be governed by the laws of The Commonwealth of Massachusetts.

PROXY                     IMPLANT SCIENCES CORPORATION                     PROXY
           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS DECEMBER 7, 2000
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby constitutes and appoints Anthony J. Armini, and Darlene M. Deptula-Hicks and each of them, as Proxies of the undersigned, with full power to appoint their substitutes, and authorizes each of them to represent and to vote all shares of Common Stock of Implant Sciences Corporation (the "Company") held by the undersigned as of the close of business on October 10, 2000, at the Annual Meeting of Stockholders to be held at the offices of Foley, Hoag & Eliot, LLP, One Post Office Square, Boston, Massachusetts 02109 on Thursday, December 7, 2000 at 10:00 a.m., local time, and at any adjournments and postponements thereof.

WHEN PROPERLY EXECUTED THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ON THE REVERSE SIDE HEREOF, AND AT THE PROXIES DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL ONE. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees, custodians, and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If the shareholder is a corporation, the signature should be that of an authorized officer who should state his or her title.

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

                         ANNUAL MEETING OF STOCKHOLDERS
                          IMPLANT SCIENCES CORPORATION
                                DECEMBER 7, 2000
                Please detach and mail in the envelope provided
[X] PLEASE MARK VOTE AS IN THIS EXAMPLE
1. Proposal to elect the following persons as Directors to serve until the 2000 Annual Meeting and until their successors are duly elected and qualified.
                          IMPLANT SCIENCES CORPORATION
 Anthony J. Armini, Stephen N. Bunker, Robert E. Hoisington, Shunkuchi Shimizu
                              and Michael Szycher
     [ ] FOR                [ ] WITHHOLD                [ ] FOR ALL EXCEPT
2. Proposal to adopt the addition of the 2000 Incentive and Non Qualified Stock Option Plan and the reservation of 300,000 shares thereunder.
     [ ] FOR                [ ] WITHHOLD

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, MARK THE "FOR ALL
             EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.

RECORD DATE SHARES: The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company's 2000 Annual Report and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

Please be sure to sign and date this Proxy. Date
------------------------
Mark box at right if an address change or comments have been noted on the reverse side of this card. [ ]

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                   Stockholder sign here                                              Joint-owner sign here
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